UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9117	36-3425828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 762-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to “Item 2.02. Results of Operations and Financial Condition.”

On August 1, 2007, Ryerson Inc. (the “Company”) issued a press release reporting its results of operations for the second quarter 2007. A copy of the press release dated August 1, 2007 is attached hereto as Exhibit 99.1.

Important Information

In connection with the proposed merger, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement in connection with the proposed merger will be mailed to the stockholders of Ryerson. Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.

Ryerson has filed with the SEC a preliminary proxy statement and definitive proxy statement in connection with its 2007 annual meeting of stockholders. Stockholders of Ryerson are urged to read the definitive proxy statement relating to the 2007 annual meeting when it becomes available because it will contain important information.

Security holders may obtain a free copy of the proxy statements and any other relevant documents (when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statements and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

Ryerson, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger and its 2007 annual meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement filed with the SEC on July 31, 2007. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the Company’s proxy statement filed July 31, 2007, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Item 8.01 Other Events

On August 1, 2007, the Company issued a press release reporting its results of operations for the second quarter 2007. A copy of the press release dated August 1, 2007 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	RYERSON INC.

	By:	/s/ Lily L. May
	Name:	Lily L. May
	Title:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ryerson Inc., dated August 1, 2007